AS FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION
ON April 6, 2015

FILE NOS: 811-23045
333-_____

SECURITIES AND EXCHANGE COMMISSION
-----------------------------------
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No.	[ ]

and

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No.	[ ]

(Check appropriate box or boxes.)

LYONS FUNDS.
--------------------------
(Exact name of Registrant as Specified in Charter)

807 W. Morse Blvd., Suite 105
Winter Park, FL 32789
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(Address of Principal Executive Office)

407-951-8710
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(Registrant’s Telephone Number, including Area Code)

MR. DAVID D. JONES, ESQ.
COPELAND & COVERT, PLLC
395 Sawdust Road, # 2148
The Woodlands, TX 77380
281-702-2137
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(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable following effective date.

Registrant declares that it is registering an indefinite number or amount of its securities by this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall became effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS

TICKER
SYMBOL
LYONS SMALL CAP FUND	– – – –

a separate series of
LYONS FUNDS

_______________, 2015

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”) or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

ITEM	PAGE NO.

SECTION 1- SUMMARY SECTION
       Investment Objective
       Fees and Expenses
       Example
       Portfolio Turnover
       Principal Investment Strategies
       Principal Risks
       Past Performance
       Management
       Purchase and Sale of Fund Shares
       Tax Information
Payments to Broker Dealers and Other Financial Intermediaries	– – – – – – – – – – – –

SECTION 2- ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES, RELATED RISKS AND PORTFOLIO HOLDINGS

SECTION 3- WHO MANAGES YOUR MONEY The Investment Adviser The Portfolio Managers

SECTION 4- HOW YOU CAN BUY AND SELL SHARES Your Account How to Open and Account and Buy Shares How to Sell (Redeem) Shares of the Fund

SECTION 5- GENERAL INFORMATION Dividends, Distributions and Taxes Net Asset Value Frequent Trading Distribution and Servicing (12b-1) Plan Fund Service Providers

SECTION 6- FINANCIAL HIGHLIGHTS

SECTION 7- FOR MORE INFORMATION

PRIVACY NOTICE

SECTION 1 – SUMMARY SECTION- LYONS SMALL CAP FUND

INVESTMENT OBJECTIVE
The Lyons Small Cap Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s investment objective is not a fundamental policy of the Fund and may be changed by the Fund’s Board of Trustees upon sixty (60) days written notice to Fund shareholders.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	1.00%	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)	Class A	Class C	Class I
Management Fees	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses (1)	0.73%	0.73%	0.73%

Total Annual Fund Operating Expenses	2.23%	2.98%	1.98%
Fee Waivers and/or Expense Reimbursements (2)	(0.73)%	(0.73)%	(0.73)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.50%	2.25%	1.25%

(1)	These fees are estimated for the Fund’s first year of operations
(2)
In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust. Pursuant to the expense limitation agreement, the Adviser (for the lifetime of the Fund) has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses for Class A shares is limited to 1.50%, 2.25% for Class C shares, and 1.25% for Class I shares. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that (1) with respect to “organizational expenses” the reimbursement is made only for fees and expenses incurred not more than one year prior to the date of reimbursement; (2) with respect to “operational expenses” the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement;and (2) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded.

Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

With Redemption:
	1 Year	3 Years
Class A	$719	$1,022
Class C	$328	$703
Class I	$127	$397

Without Redemption:
	1 Year	3 Years
Class A	$719	$1,022
Class C	$228	$703
Class I	$127	$397

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. This is a new fund without an operating history, so portfolio turnover information is not available. The Fund’s Adviser expects that the Fund will experience annual portfolio turnover of greater than 100%.

PRINCIPAL INVESTMENT STRATEGIES
The Small Cap Fund employs a systematic value strategy and invests, under normal conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity securities of small capitalization (“small cap”) companies.

The Small Cap Fund defines small cap companies as those whose market capitalizations are, at the time of purchase, consistent with the market capitalizations of companies in the Russell 2000® Index (R2000), and any small publicly traded company with reasonable economics would be a potential investment in the portfolio. As of the latest reconstitution of the R2000 on January 1, 2015, the capitalization range of companies comprising the R2000 Index is approximately $14.9 million to $5.7 billion.

The Small Cap Fund’s capitalization range will change over time. However, the Small Cap Fund will not necessarily sell a security whose market capitalization, after the initial purchase, exceeds that of the R2000 Index due to market inflation.

To select specific stocks, the advisor uses a proprietary stock selection model that ranks stocks according to fundamental criteria that the advisor believes are indicative of both company strength and relative value. These criteria include market capitalization, sector, dividend yield, earnings, cash flow, assets, intangible assets, cash, debt, short-term liabilities, return on assets, return on equity and return on capital. Stocks are sold either when indicated by the stock selection model or when the advisor elects to take temporary defensive positions.

From time to time, the advisor may take temporary defensive positions, which are inconsistent with the Small Cap Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Small Cap Fund may hold all or a portion of its respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Small Cap Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the advisor invests in a money market fund, the shareholders of the Small Cap Fund generally will be subject to duplicative management fees. Although the advisor would do this only in seeking to avoid losses, the Small Cap Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Small Cap Fund’s performance.

The Small Cap Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

PRINCIPAL RISKS OF INVESTING IN THE FUND:
As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

Risks of Investment In Small Cap Companies: The Fund invests principally in small cap companies. Accordingly, the Fund may be subject to the additional risks associated with investment in companies with small capital structures. These companies may (i) have relatively small revenues, (ii) have limited product lines or services, (iii) lack depth of management, (iv) lack the ability to obtain funds necessary for growth, and (v) feature products or services for which a market does not yet exist and/or may never be established. The increased risk involved with investing in small cap companies may cause the market prices of their securities to be more volatile than those of larger, more established companies. Further, these securities tend to trade at a lower volume than do those of larger, more established companies, which generally results in less liquidity. If the U.S. Small Cap Fund is heavily invested in these securities, the NAV of the Fund will be more susceptible to sudden and significant losses if the value of these securities decline.

Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value and you could lose money on your investment.

Stock Selection Risks: The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund’s investment objective.

Management Risk:  The success of the Fund’s strategy is dependent on the Adviser’s ability and stock selection process to correctly identify the Fund’s investments. If the Adviser is unsuccessful, the Fund could experience losses regardless of the overall performance of the U.S. equity market. Further, the Fund is a new mutual fund and has no history of operations for investors to evaluate.

Market Risk.Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-Diversification Risk: The Fund is non-diversified. As such it will likely invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

Security Risk.The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

PAST PERFORMANCE

This is a new Fund without an operating history, so performance information relating to the Fund is not available, in the future, this Section will contain a bar chart and table to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance). The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

MANAGEMENT

Investment Adviser
Lyons Wealth Management, LLC (“LWM” or the “Adviser”)

Portfolio Manager
Mr. Alexander Read, Managing Director and Chief Executive Officer, and Mr. Louis A. Stevens, Managing Director, Research & Portfolio Management of the Adviser, serve as the Fund’s Portfolio Managers. Mr. Reed and Mr. Stevens have served the Fund in this capacity since the Fund commenced operations in 2015.

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment in Class A and Class C Shares of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment for Class A and Class C Shares in the Fund is $50. The minimum initial investment in Class I Shares of the Fund is $250,000, and $100,000 for each subsequent investment. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

SECTION 2 - ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES, RELATED RISKS AND PORTFOLIO HOLDINGS

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES
The Small Cap Fund employs a systematic value strategy and invests, under normal conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity securities of small capitalization (“small cap”) companies.

The Small Cap Fund defines small cap companies as those whose market capitalizations are, at the time of purchase, consistent with the market capitalizations of companies in the Russell 2000® Index (R2000), and any small publicly traded company with reasonable economics would be a potential investment in the portfolio. As of the latest reconstitution of the R2000 on January 1, 2015, the capitalization range of companies comprising the R2000 Index is approximately $14.9 million to $5.7 billion.

The Small Cap Fund’s capitalization range will change over time. However, the Small Cap Fund will not necessarily sell a security whose market capitalization, after the initial purchase, exceeds that of the R2000 Index due to market inflation.

To select specific stocks, the advisor uses a proprietary stock selection model that ranks stocks according to fundamental criteria that the advisor believes are indicative of both company strength and relative value. These criteria include market capitalization, sector, dividend yield, earnings, cash flow, assets, intangible assets, cash, debt, short-term liabilities, return on assets, return on equity and return on capital. Stocks are sold either when indicated by the stock selection model or when the advisor elects to take temporary defensive positions.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Small Cap Fund’s performance.

The Small Cap Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

You should note, however, that the Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-___-____ or visit the Funds’ website at ___________.com

Temporary Defensive Strategy:  At times, the Fund may employ temporary defensive strategies in response to unfavorable economic, market, political or other conditions. At such times, the Fund may increase its cash reserves without limit by holding high quality, short-term debt securities and money market instruments and by entering into repurchase agreements. These investments are inconsistent with the Fund’s primary investment strategies. As a result, during these periods, the Fund may not achieve its objective.

PORTFOLIO HOLDINGS
A description of the Funds’ policies and procedures regarding the release of the Funds’ portfolio holdings information is available in the Fund’s Statement of Additional Information, dated __________, 2015 (the “SAI”).

SECTION 3 - WHO MANAGES YOUR MONEY

THE INVESTMENT ADVISER
Lyons Wealth Management, LLC, (“Lyons” or the “Adviser”) located at 807 West Morse Blvd., Suite 105, Winter Park, FL 32789 is the investment adviser to the Fund. Lyons was founded in 2009 and is a registered investment advisor providing customized investment management services to high net worth individuals and associated trusts, estates, pension and profit sharing plans.

Lyons is primarily responsible for the day-to-day management of the Fund’s portfolio. In addition, Lyons is responsible for maintaining certain transaction and compliance related records of the Funds. Lyons is controlled by Alexander Read. Mr. Read is also a Trustee of the Trust, President of the Trust, and Chairman of the Board of Trustees.

Under the Advisory Agreement, the monthly compensation paid to Lyons is accrued daily on the average daily net assets of the Fund at the annual rate of 1.25% on the Fund’s average daily net assets.

In the interest of limiting expenses of the Fund, Lyons has entered into a contractual expense limitation agreement with the Trust. Pursuant to the expense limitation agreement, Lyons has agreed to waive or limit its fees and assume other expenses of the Fund so that the Fund’s ratio of total annual operating expenses is limited to 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class C shares for so long as Lyons serves as investment adviser to the Fund. This limitation does not apply to interest, taxes, brokerage commissions, and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. This arrangement will remain in effect unless a majority of the Independent Trustees terminate this agreement upon 90 days notice.

The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that (1) with respect to “organizational expenses” the reimbursement is made only for fees and expenses incurred not more than one year prior to the date of reimbursement; (2) with respect to “operational expenses” the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement;and (2) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s SAI.

THE PORTFOLIO MANAGERS
Sander Reed, Managing Director and Chief Executive Officer

Sander Read is the founder, CEO and Managing Director of Lyons Wealth Management, LLC. He has served as portfolio manager of the Small Cap Fund since its inception. From 1993 to 1996, Mr. Read managed individual and institutional assets for the Private Client Group of Merrill Lynch & Co. He was distinguished as both an Executive and Masters Club member, and was a specialist with Merrill Lynch’s Asset Information Measurement Group for the evaluation and allocation of assets to money managers. In 1997 Mr. Read became CEO and Senior Portfolio Manager of his own firm which focused in financial planning and managing high net worth clients with concentrated stock positions. In 2009, with the addition of two sub-advisors, the company transitioned into the corporate form it is today as Lyons Wealth Management LLC. Mr. Read is a graduate of the Phillips Exeter Academy and Lake Forest College. He holds a B.A.in Economics and French, and was a James S. Kemper Scholar for business and economics. He was also a member of the Red and Black Academic Honors Society. In 2008 Mr. Read completed the Rollins College Roy E. Crummer Management Program.

Louis A. Stevens, Managing Director, Research & Portfolio Management

Louis A. Stevens has served as Managing Director, Research & Portfolio Management of Lyons since 2011, and has served in portfolio management since 2010. He has served as the portfolio manager of the Small Cap Fund since the Fund’s inception. From 2007-2010, Mr. Stevens was Chief Financial Officer for Huneidi Group, a family office, where he served briefly as Chief Operating Officer for the group’s Gulf Cryo subsidiary. From 2003-2007, he served as founder and Chief Executive Officer of Keystone Portfolio Management. Mr. Stevens holds an MBA from Harvard Business School and a BA from Lake Forest College.

The SAI provides additional information about Messrs Reed and Steven’s compensation, other accounts managed by Mr. Reed and Mr. Stevens, and each persons’s ownership of shares of the Fund.

SECTION 4 - HOW YOU CAN BUY AND SELL SHARES

YOUR ACCOUNT

Types of Accounts – If you are making an initial investment in the Fund, you will need to open an account. You may establish the following types of accounts:

Individual, Sole Proprietorship and Joint Accounts. Individual and sole proprietorship accounts are owned by one person; joint accounts can have two or more owners. All owners of the joint account must sign written instructions to purchase or redeem shares or to change account information exactly as their names appear on the account. If you elect telephone privileges, however, redemption requests by telephone may be made by any one of the joint account owners.

Uniform Gift or Transfer To Minor Accounts (UGMA OR UTMA). Depending on the laws of your state, you may set up a custodial account under the Uniform Gift (or Transfers) to Minors Act. These custodial accounts provide a way to give a child up to $10,000 per year without paying Federal gift tax under the Uniform Gift (or Transfers) to Minors Act. To open a UGMA or UTMA account, you must include the minor’s social security number on the application, and the custodian, or trustee, of the UGMA or UTMA must sign instructions in a manner indicating trustee capacity.

Corporate and Partnership Accounts.  To open a corporate or partnership account, or to send instructions to the Funds, the following documents are required:

*	For corporations, a corporate resolution signed by an authorized person with a signature guarantee.

*	For partnerships, a certification for a partnership agreement, or the pages from the partnership agreement that identify the general partners.

*	An authorized officer of the corporation or other legal entity must sign the application.

Trust Accounts.  The trust must be established before you can open a trust account. To open the account you must include the name of each trustee, the name of the trust and provide a certification for trust, or the pages from the trust document that identify the trustees.

HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES

Once you have chosen the type of account that you want to open, you are ready to establish an account.

Purchasing Shares

You may buy shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). Each Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Multiple Classes

The Fund offers Class A, Class C and Class I shares. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up- front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Class A shares are subject to a 12b-1 fee which is lower than the 12b-1 fee for the Class C shares.

The up-front Class A sales charge and the commissions paid to dealers for the Fund are as follows:

Amount of Purchase	Sales Charge as a % of Public Offering Price	Sales Charge as a % of Net Amount Invested	Authorized Dealer Commission as a % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249.999	4.00%	4.17%	3.25%
$250,000 to $499.999	3.00%	3.09%	2.50%
$500,000 to $999,999	2.50%	2.56%	2.00%
$1 million and above (1)	0.00%	0.00%	0.00%

(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 18 months of purchase.

If you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge. The Funds’ Advisor may pay a commission up to 1.00% out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest, during a 13-month period, an amount in Class A shares that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Class A shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Fund investments held by the members of your immediately family, including the value of Fund’s investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Fund or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Adviser or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s Adviser or its affiliates and certain employee benefit plans for employees of the Fund’s investment; (4) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Advisors; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients; (6) broker-dealers who have entered into selling agreements with the Fund’s Adviser for their own accounts; and (7) participants in no- transaction-fee programs of brokers that have a dealer or shareholder servicing agreement with the Fund.

Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available by calling _____________. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Fund at the time of each purchase if you are eligible for any of these programs. The Fund may modify or discontinue these programs at any time. Information about Class A sales charges and breakpoints is available on the Fund’s website at __________________.

Class C Shares

You can buy class C shares at NAV. Class C shares are subject to a 12b-1 fee of 1.00%. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class I Shares

You can buy class I shares at NAV. Class C shares do not impose any sales charges and are not subject to any 12b-1 fees. The minimum initial investment in Class I shares is $250,000, and $100,000 for each subsequent investment.

Opening an Account

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in the Fund for the first time, please call toll-free __________ to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Fund’s transfer agent, send the completed Shareholder Account Application and a check payable to the appropriate Fund to the following address:

Lyons Funds
c/o UMB Fund Services
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All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $__ fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Fund’s transfer agent, at ___________ to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Fund’s transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund at _________________.

Additional Investments

The minimum subsequent investment in the Fund is $50. You may purchase additional shares of the Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling ___________ or by writing to the Fund at:

Lyons Funds
c/o UMB Fund Services
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Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person. If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in proper order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in the Fund at no charge by mail. Your request, in proper form, should be addressed to:

Lyons Funds
c/o UMB Fund Services
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------------------------------

“Proper form” means your request for redemption must:

•	Include the Fund name and account number;

•	Include the account name(s) and address;

•	State the dollar amount or number of shares you wish to redeem; and

•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at _____________ if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in the Fund by calling the transfer agent at ______________. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at ____________. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Converting Shares

Shareholders may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion between share classes of the Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes. The Fund may change, suspend or terminate this conversion feature at any time.

DISTRIBUTION PLANS

The Fund has adopted distribution and service plans under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

Under the Fund’s Plan related to the Class A Shares, the Fund may pay an annual fee of up to 0.50% of the average daily net assets of the Fund’s Class A Shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses. The Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class C Shares

Under the Fund’s Plan related to the Class C Shares, the Fund may pay an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C Shares. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

SECTION 5 - GENERAL INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES

As a shareholder, you are entitled to your share of your Fund’s net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When the Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividend distributions.

Long-Term vs. Short-Term Capital Gains:

*	Long-term capital gains are realized on securities held by the Fund for more than one year and are part of your capital gain distribution.

*	Short-term capital gains are realized on securities held by the Fund for less than one year and are part of your dividend distributions.

The Fund distributes dividends and capital gains, if any, annually. All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

Taxes
Your investment will have tax consequences that you should consider. Some of the more common federal income tax consequences are described here but you should consult your tax consultant about your particular situation. Although it is not an investment objective, the Fund’s investment adviser will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when the investment adviser’s investment decisions will result in a negative tax consequence for the Fund’s shareholders. For more detailed information regarding tax considerations, see the Fund’s SAI.

Taxes On Distributions – The Fund operates in a manner such that it will not be liable for Federal income or excise tax, provided that it distributes the amount required to avoid such taxes. Distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to local, state and federal taxes. Distributions of net investment income or short-term capital gain are taxable to you as ordinary income. Distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares. Under current law, certain income distributions paid by the Funds to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (generally, 15%). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself.

The Fund will mail reports containing information about distributions during the year to you after December 31 of each year.

Consult your tax advisor about the Federal, state and local tax consequences in your particular circumstances.

Taxes On Sales or Redemptions Of Shares –The sale of Fund shares is a taxable transaction for Federal income tax purposes. Selling shareholders of the Fund will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss.

“Buying A Dividend” – All distributions reduce the NAV of the Fund’s shares by the amount of the distribution. Unless your investment is in a tax-deferred account, you may wish to avoid buying shares of the Fund shortly before a distribution. If you do purchase shares prior to a distribution, you will pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Tax Withholding – By law, the Fund must withhold 28% of your taxable distribution and proceeds if you (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the Internal Revenue Service (“IRS”); (3) have failed to provide the Fund with the certifications required by the IRS to document that you are not subject to backup withholding; or (4) have failed to certify that you are a U.S. person (including a U.S. resident alien).

The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

Cost Basis

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen the average cost method as its standing (default) cost basis method for all shareholders. Under this method, the Fund will average the cost of all shares held by a shareholder for tax reporting purposes. Each shareholder has the option to elect a different cost basis method by notifying the applicable Fund in writing. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

NET ASSET VALUE

The Fund’s share price is based on its net asset value (the “NAV”). The NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) on each business day that the NYSE is open (the “Valuation Time”). The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund’s investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

Shares are bought, sold or exchanged at the NAV determined after a request has been received in proper form. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

If a security or securities that the Fund owns are traded when the NYSE is closed (for example in an after-hours market) the value of the Fund’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when the Fund is open for business.

The Fund’s securities are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Board believes accurately reflects fair value. A security’s valuation may differ depending on the method used for determining value.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the

Fund’s investments are in U.S. common stocks traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine its NAV per share, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Funds’ policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds’ procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

FREQUENT TRADING

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Fund and its long term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Fund’s investment adviser to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. In cases where surveillance of a particular account establishes what the Fund’s investment adviser identifies as market timing, the investment adviser(s) will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that an adviser believes could be either abusive or for legitimate purposes, the Funds may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Funds will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Funds. Accordingly, the ability of the Funds to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, because the Funds have not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

FUND SERVICE PROVIDERS

Custodian – _________________________, serves as custodian for the Fund’s cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.

Transfer Agent and Dividend Disbursing Agent  —  Pursuant to a Transfer Agent Agreement with the Trust, _________________________ acts as the Funds’ transfer and disbursing agent.

Distributor –  Pursuant to a Distribution Agreement, _________________________, serves as the principal distributor of the Funds’ shares.

Administrator –  Pursuant to an Operating Services Agreement, _________________________, serves as administrator to the Funds.

Counsel  –  Copeland & Covert, PLLC serves as legal counsel to the Funds.

Independent Registered Public Accounting Firm  –  _________________________ has been selected as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2015. _________________________ performs an annual audit of the Fund’s financial statements and provides financial, tax, and accounting consulting services as requested.

SECTION 6 - FINANCIAL HIGHLIGHTS

The Financial Highlights Table is intended to help you understand the Fund’s financial performance for the past five years, or the period since the beginning of the Fund’s investment operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent that rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund currently offers Class A and Class C shares via this prospectus. The information contained in the tables below has been audited by ___________________, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report to Shareholders (the “Annual Report”), which is available at no cost upon request.

Selected data for a share of capital stock outstanding throughout the period:

SECTION 7 - FOR MORE INFORMATION

Shareholder Communications — The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at _____________________.

Additional information about the Fund is available in the Fund’s Statement of Additional Information (“SAI”). The SAI contains more detailed information on all aspects of the Fund. A current SAI, dated _____________, 2015, has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus. Additional information about the Fund’s investments is also available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund’s SAI, annual report and semi-annual report are available, without charge upon request. To receive a copy of any of these documents or to make other types of inquiries to the Funds, please contact the Funds:

	Lyons Funds	Securities and Exchange Commission
By Phone:	___________________	1-202-942-8090

By Mail:	– – – – – –	Public Reference room Securities and Exchange Commission Washington, D.C. 20549-1520 (a duplicating fee required)

By E-mail:	– – – –– –– – – – ––––––––––––––	Publicinfo@sec.gov (a duplicating fee required)

By Internet:	– – – –– –– – – –	http://www.sec.gov

In Person:		Public Reference Room Securities and Exchange Commission ,Washington, D.C.

*A copy of your requested document(s) will be mailed to you within three business days of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Room, Washington, DC 20549-1520.

Lyons Funds
Investment Company Act No. 811-23045

FACTS	WHAT DOES LYONS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•       Social Security number
•       account balances
•       account transactions
•       transaction history
•       wire transfer instructions
•       checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Satuit chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lyons Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 972-8848 or go to ____________________

What we do
Who is providing this notice?	Lyons Funds and Lyons Wealth Management, LLC.
How does Lyons Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Lyons Funds collect my personal information?	We collect your personal information, for example, when you

•      open an account
•      provide account information
•      give us your contact information
•      make a wire transfer
•      tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

•      sharing for affiliates’ everyday business purposes –
information about your creditworthiness
•      affiliates from using your information to market to you
•      sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include:
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Lyons Funds doesn’t share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Lyons Funds doesn’t jointly market.
List of funds providing this notice
Lyons Small Cap Fund

Not a part of the prospectus

STATEMENT OF ADDITIONAL INFORMATION

LYONS FUNDS
807 W. Morse Blvd., Suite 105
Winter Park, FL 32789
1-8__-___-____

__________, 2015

This Statement of Additional Information (“SAI”) provides general information about the Lyons Small Cap Fund (the “Fund”), a separate series of Lyons Funds (the “Trust”). This SAI is not a prospectus, but supplements and should be read in conjunction with the Fund’s prospectus dated ____________, 2015. Copies of the prospectus may be obtained from the Fund by writing to Lyons Funds, c/o UMB Fund Services, ______________________________ or by calling 1-8__-___-____.

TABLE OF CONTENTS	PAGE

The Fund	——
Investment Objective, Principal Strategies and Restrictions	——
Fundamental Investment Restrictions	——
Non-fundamental Investment Restrictions	——
Disclosure of Portfolio Securities Holdings	——
Trustees and Officers	——
Investment Advisory and Other Services	——
Investment Committee	——
Portfolio Transactions and Allocation of Brokerage	——
Portfolio Turnover	——
Taxation	——
Voting and Ownership of Shares	——
Distribution	——
Computation of Offering Price	——
Plan of Distribution	——
Purchase of Shares	——
Redemption of Shares	——
Special Shareholder Services	——
Dividends and Distributions	——
Net Asset Value	——
Investment Performance	——
Counsel and Independent Registered Public Accounting Firm	——
Other Information	——
Financial Statements	——
Proxy and Corporate Action Voting Policies and Procedures	——

GLOSSARY

As used in this SAI, the following terms have the meanings listed.

“Adviser” means Lyons Wealth Management, LLC.

“Board” means the Board of Trustees of the Trust.

“Code” means the Internal Revenue Code of 1986, as amended.

“LWM” means Lyons Wealth Management, LLC, investment adviser to the Fund.

“Custodian” means ___________ Bank, the custodian of the Fund’s assets.

“UMBFS” means UMB Fund Services, LLC, the transfer and dividend disbursing agent of the Fund.

“Fund” means the Lyons Small Cap Fund, a separate series of the Trust.

“Moody’s” means Moody’s Investors Service.

“NRSRO” means a nationally recognized statistical rating organization.

“NAV” means net asset value.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s.

“Trust” means Lyons Funds, a Delaware statutory trust that is registered with the SEC as an open-end, management investment company, commonly referred to as a “mutual fund”.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

THE FUND

The Fund is a series of Lyons Funds (the “Trust”), a Delaware statutory trust organized on February 19, 2014. The Fund’s principal office is located at 807 W. Morse Blvd., Suite 105, Winter Park, FL 32789. The Fund is “non-diversified” series, as that term is defined in the 1940 Act.

The Fund is a separate series of the Trust. As of the date of this SAI, the Fund offers two classes of shares to investors, Class A shares and Class C shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RESTRICTIONS

The Fund’s investment objective is to achieve long-term capital appreciation. The Fund’s investment objective is not a fundamental policy of the Fund and may be changed by the Fund’s Board of Trustees upon sixty (60) days written notice to Fund shareholders.

The Small Cap Fund employs a systematic value strategy and invests, under normal conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity securities of small capitalization (“small cap”) companies.

The Small Cap Fund defines small cap companies as those whose market capitalizations are, at the time of purchase, consistent with the market capitalizations of companies in the Russell 2000® Index (R2000), and any small publicly traded company with reasonable economics would be a potential investment in the portfolio. As of the latest reconstitution of the R2000 on January 1, 2015, the capitalization range of companies comprising the R2000 Index is approximately $14.9 million to $5.7 billion.

The Small Cap Fund’s capitalization range will change over time. However, the Small Cap Fund will not necessarily sell a security whose market capitalization, after the initial purchase, exceeds that of the R2000 Index due to market inflation.

To select specific stocks, the advisor uses a proprietary stock selection model that ranks stocks according to fundamental criteria that the advisor believes are indicative of both company strength and relative value. These criteria include market capitalization, sector, dividend yield, earnings, cash flow, assets, intangible assets, cash, debt, short-term liabilities, return on assets, return on equity and return on capital. Stocks are sold either when indicated by the stock selection model or when the advisor elects to take temporary defensive positions.

From time to time, the advisor may take temporary defensive positions, which are inconsistent with the Small Cap Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Small Cap Fund may hold all or a portion of its respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Small Cap Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the advisor invests in a money market fund, the shareholders of the Small Cap Fund generally will be subject to duplicative management fees. Although the advisor would do this only in seeking to avoid losses, the Small Cap Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Small Cap Fund’s performance.

The Small Cap Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

INVESTING IN MUTUAL FUNDS - All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund can give no assurance that its investment objective will be achieved.

STOCK MARKET RISKS - The net asset value of the Fund fluctuates based on changes in the value of the securities held in the investment portfolio. The stock market is generally susceptible to volatile fluctuations in market price. Market prices of securities in which the Fund invests may be adversely affected by an issuer’s having experienced losses or by the lack of earnings or by the issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. The value of the securities held by the Fund is also subject to the risk that a specific segment of the stock market does not perform as well as the overall market. Under any of these circumstances, the value of the Fund’s shares and total return will fluctuate, and your investment may be worth more or less than your original cost when you redeem your shares.

STOCK SELECTION RISKS - Like all managed funds, there is a risk that the Adviser’s strategy for managing the Fund may not achieve the desired results. The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund’s investment objective. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund’s investments may go down and you could lose money on your investment.

NON-DIVERSIFICATION RISK - The Fund is non-diversified. As such it will likely invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

FOREIGN SECURITIES RISK - The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

INTEREST RATE RISK - In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

CREDIT RISK - The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

MANAGEMENT RISK - The success of the Fund’s strategy is dependent on the Adviser’s ability and stock selection process to correctly identify the Fund’s investments. If the Adviser is unsuccessful, the Fund could experience losses regardless of the overall performance of the U.S. equity market. Further, this is a new Fund and the Adviser has not managed a mutual fund in the past.

OPTIONS/DERIVATIVES RISK - The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Leverage, including borrowing, may also cause the net asset value of the Fund to decline.

RISKS FROM WRITING CALL OPTIONS - When the Fund writes call options on its portfolio securities, it limits its opportunity to profit from an investment and, consequently, the Fund could significantly underperform the market. Writing call options could also result in additional turnover and higher tax liability.

RISKS FROM WRITING PUT OPTIONS - If the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value.

RISKS OF INVESTMENT IN SMALL COMPANIES - The Fund invests smaller capitalization companies. Accordingly, the Fund may be subject to the additional risks associated with investment in companies with micro capital structures. These companies may (i) have relatively small revenues, (ii) have limited product lines or services, (iii) lack depth of management, (iv) lack the ability to obtain funds necessary for growth, and (v) feature products or services for which a market does not yet exist and/or may never be established. The increased risk involved with investing in micro cap companies may cause the market prices of their securities to be more volatile than those of larger, more established companies. Further, these securities tend to trade at a lower volume than do those of larger, more established companies, which generally results in less liquidity. If the Fund is heavily invested in these securities, the NAV of the Fund will be more susceptible to sudden and significant losses if the value of these securities decline.

You could lose money on your investment in the Fund, or the Fund may not perform as well as other possible investments. The Fund does not constitute a balanced or complete investment program and the NAV of its shares will fluctuate based on the value of the securities held by the Fund.

OTHER INVESTMENT POLICIES AND RESTRICTIONS - The following paragraphs provide a description of other investment policies and restrictions of the Fund. Unless otherwise noted, the policies described in this SAI are not fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval.

INITIAL PUBLIC OFFERINGS - To the extent that IPOs are offered to the Fund, the Fund may participate in IPOs if the security being offered satisfies the Fund’s investment criteria as determined by the Adviser. An IPO, initial public offering, is a company’s first sale of stock to the public and are primarily used to raise substantial amounts of new capital to support current operations, expansion or new business opportunities and otherwise to implement a company’s growth plans. Securities offered in an IPO are often, but not always, those of young, small companies seeking outside equity capital and a public market for their stock. There is no guarantee that the company offering its shares in a public offering will sell a sufficient amount of shares to raise the capital that is needed or that a public market for their shares will ever develop. Investors purchasing stock in IPOs generally must be prepared to accept considerable risks for the possibility of large gains. IPOs by investment companies (closed-end funds) usually include underwriting fees that represent a load to buyers. IPOs are considered speculative investments and can be extremely volatile. As a result, IPOs may have a significant impact on the Fund’s performance. There is no guarantee that the IPOs in which the Fund participates will be successful, or that the Fund will have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance will decrease.

CASH POSITIONS AND TEMPORARY DEFENSIVE STRATEGIES - At times, the Fund may employ temporary defensive strategies in response to unfavorable economic, market, political or other conditions. At such times, the Fund may increase its cash reserves without limit by holding high quality, short-term debt securities and money market instruments and by entering into repurchase agreements. These investments are inconsistent with the Fund’s primary investment strategies. As a result, during these periods, the Fund may not achieve its objective.

SHORT-TERM INVESTMENTS - The Fund may invest in any of the following securities and instruments:

BANK CERTIFICATES OF DEPOSIT, BANKERS’ ACCEPTANCES AND TIME DEPOSITS - The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Banks may be subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective, strategies and policies stated above and in its Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

SAVINGS ASSOCIATION OBLIGATIONS - The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS - The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by YCG, LLC (the “Adviser”) to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs that could not be supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

GOVERNMENT OBLIGATIONS - The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

Each of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

ILLIQUID SECURITIES - The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid. The Adviser will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board, to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of the Fund’s portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Board may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

RESTRICTED SECURITIES - The SEC Staff currently takes the view that any delegation by the Board of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the Fund) must be pursuant to written procedures established by the Board. It is the present intention of the Board, if the Board decides to delegate such determinations to the Adviser or another person, they would do so pursuant to written procedures, consistent with the Staff’s position. Should the Staff modify its position in the future, the Board would consider what action would be appropriate in light of the Staff’s position at that time.

SHORT SALES - The Fund is authorized commit up to 5% of the Fund’s net assets to engage in short sales of securities which it does not own or have the right to acquire. In a short sale, the Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit in a segregated account with the Fund’s custodian additional cash or securities so that the total collateral held for the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

If the Fund makes a short sale, the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

As stated above, when engaging in short sales, the Trust is required to segregate with its custodian at all times an amount of cash, U.S. Government securities, and other high-grade liquid debt securities equal to the excess of the current market value, as calculated on a daily basis, of the securities sold short over the amount of collateral deposited with the broker in respect of the short sale (not including the proceeds of the short sale). The Fund values the securities sold short daily in accordance with procedures established by the Board for valuing the Fund’s “long” investments, and the segregated account is marked to market daily to reflect changes in the value of the security. The Fund’s segregation requirement is reduced to an amount below the opening value of the security in question, if the value of the security falls below the opening value. Conversely, The Fund’s segregation requirement is increased above the opening value, if the value of the security rises above that level. If the segregation requirement increases, that is, if the sum of the market value of the segregated account plus the market value of the amount deposited with the broker as collateral falls below the amounts required to be maintained (i.e., the greater of the current market value of the security sold short or the market value of that security at the time the transaction was entered into), then the Fund deposits additional assets in the segregated account to satisfy the requirement.

The Fund’s decision to make a short sale may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

Short sales create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. A repurchase agreement involves the purchase by the Fund of the securities with the condition that after a stated period of time the original seller will buy back the same securities at a predetermined price or yield. The Fund’s custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase Agreement will be determined on each business day. If at any time the market value of the Fund’s collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

BORROWING MONEY - The Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. The Fund may borrow up to one-third of its total assets. Borrowing money involves special risk considerations that may not be associated with other funds having similar objectives and policies. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing is generally fixed, the net asset value per share of the Fund tends to decrease more when its portfolio assets decrease in value than would otherwise occur if the Fund did not borrow funds. Interest costs on borrowings, however, may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

SECURITIES LOANS - The Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, “marked-to-market” daily. The borrower pays to a lender-Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities.

INVESTMENT RESTRICTIONS - In addition to the principal investment objectives, policies and risks set forth in the Prospectus and in this SAI, the Fund is subject to certain fundamental and non-fundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed without the vote of a majority of the Fund’s outstanding securities, as defined in the 1940 Act. Non-fundamental investment restrictions of the Fund may be changed by the Board.

FUNDAMENTAL INVESTMENT RESTRICTIONS

As fundamental investment restrictions, the Fund will not:

1.
issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2.	engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

3.
act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies;

4.
purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Fund. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

5.
make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing non publicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretation of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities;

6.
purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts); or

7.
invest more than 25% of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund is subject to the following restrictions that are not fundamental and may therefore be changed by the Board without shareholder approval.

The Fund will not:

1.
Invest more than 15% of its net assets in illiquid securities. In the event that such illiquid securities comprise more than 15% of the Fund’s assets due to appreciation or other like cause not related to direct investment, the Fund shall not purchase additional portfolio securities until such time as the Fund holds 15% or less in such illiquid securities; or

Unless otherwise indicated, percentage limitations included in the restrictions apply at the time the Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund’s net assets will not be considered in determining whether its has complied with its investment restrictions.

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

The Trust maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders. The Board reviews these policies and procedures on an annual basis. Compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer. In addition, the Board has reviewed and approved the list below of entities that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., “non-standard disclosure”). The Board has also delegated authority to the Trust’s President and to senior management at the Trust’s administrator, _____________(the “Administrator”), to provide such information in certain circumstances (see below). The Board is notified of, and reviews any requests for non-standard disclosure approved by the Trust’s president and/or senior management at the Administrator. The Administrator reports quarterly to the Board regarding the implementation of such policies and procedures.

The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.

The Trust’s service providers which have contracted to provide services to the Trust and its funds, including, for example, the custodian and the Fund accountants, and which require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust has the following ongoing arrangements with certain third parties to provide the Fund’s full portfolio holdings:

1.	to the Trust’s auditors within sixty (60) days after the applicable fiscal period for use in providing audit opinions;

2.	to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing regulatory filings;

3.	to rating agencies on a monthly basis for use in developing a rating for the Fund; and

4.	to the Trust’s administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

The Trust currently has no other arrangements for the provision of non-standard disclosure to any party or shareholder. Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written request that has been approved by the Board. The Board has authorized the President of the Trust and senior management at SCM to consider and approve such written requests for non-standard disclosure; provided that, they promptly report any such approval to the Board.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Trust and its shareholders. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Fund’s investment adviser, any principal underwriter for the Trust or an affiliated person of the Trust (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Affiliated persons of the Trust and third party service providers of the Trust receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Trust nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

TRUSTEES AND OFFICERS

The business of the Fund is managed under the direction of the Board. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. Trustees who are “interested persons”, as defined by the 1940 Act, are indicated by asterisk.

Name, address and year born	Position held with the Trust and tenure	Number of funds in the Trust overseen	Principle occupation(s) during the past five years	Other directorships held and number of funds in complex

Non-Interested Trustees:
Name, address and year born	Position held with the Trust and tenure	Number of funds in the Trust overseen	Principle occupation(s) during the past five years	Other directorships held and number of funds in complex

Officers who are not Trustees:

Each trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board and serves for a period of one year, or until his successor is duly elected and qualified.

AUDIT COMMITTEE - The Trust has a standing Audit Committee of the Board composed of _________________. Mr. ________ acts as the chairperson of such committee. The functions of the Audit Committee are to meet with the Trust’s independent auditors to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board.

As of ____________, 2015, the Trustees beneficially owned the following dollar range of equity securities in the Fund:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities Held in all Funds of the Trust Overseen by Trustee

Compensation - Each Trustee who is not affiliated with the Trust or the Adviser, receives compensation for their service as Trustee of the Trust. In addition, each Trustee who is not affiliated with the Trust or the Adviser, will be reimbursed for expenses incurred in connection with attending Board and committee meetings. None of the Trust’s executive officers receives any compensation or expense reimbursement from the Fund.

Name & Position Held	Aggregate Compensation from the Trust for the fiscal year ended November 30, 2015	Pension or Retirement benefits accrued as part of Trust expenses.	Estimated Annual benefits upon retirement	Estimated Total compensation from the Trust paid to Trustees

*    “Interested person” as defined under the 1940 Act.

CODE OF ETHICS - The Trust, the Adviser and the Distributor have each adopted a Code of Ethics (the “Code”), pursuant to Rule 17j-1 of the 1940 Act, which makes it unlawful for any affiliated person of the Fund, Adviser, or Distributor, in connection with the purchase or sale, directly or indirectly, by the person, of a security held or to be acquired by the Fund to (i) employ any device, scheme or artifice to defraud the Fund; (ii) make any untrue statement of a material fact to the Fund or omit to state a material fact necessary in order to make the statements made to the Fund, in light of the circumstances under which they are made, not misleading; (iii) engage in any act, practice or course of business that operates or would operate as a fraud or deceit on the Fund; or (iv) engage in any manipulative practice with respect to the Fund. The Board has determined that personnel of the Trust may engage in personal trading of securities, including with respect to securities purchased and sold by the Fund, subject to general fiduciary principles and compliance with the express provisions of the Code.

It is noted that under the Code: (1) the disinterested Trustees of the Trust are not required to pre-clear personal securities transactions, and (2) the disinterested Trustees need not report transactions where they were not provided with information about the portfolio transactions contemplated for the Fund or executed for the Fund for a period of 15 days before and after such transactions.

PROXY VOTING POLICIES - The Trust is required to disclose information concerning the Fund’s proxy voting policies and procedures to shareholders. The Board has delegated to the Adviser responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available (1) without charge, upon request by calling 1-8__-___-____ and (2) on the SEC’s website at http://www.sec.gov. Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner set forth in its Proxy and Corporate Action Voting Policies and Procedures set forth in Appendix A.

PRINCIPAL SECURITIES HOLDERS - As of __________, 2015, Lyons Wealth Management, LLC owned 100% of the Fund’s shares and was deemed to control the Fund. As of _____________, 2015, officers and trustees of the Fund, as a group, owned no shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Lyons Wealth Management, LLC, (“Lyons” or the “Adviser”) located at 807 West Morse Blvd., Suite 105, Winter Park, FL 32789 is the investment adviser to the Fund. Lyons was founded in 2009 and is a registered investment advisor providing customized investment management services to high net worth individuals and associated trusts, estates, pension and profit sharing plans.

Lyons is primarily responsible for the day-to-day management of the Fund’s portfolio. In addition, Lyons is responsible for maintaining certain transaction and compliance related records of the Funds. Lyons is controlled by Sander Reed. Mr. Reed is also a Trustee of the Trust, President of the Trust, and Chairman of the Board of Trustees.

Under the Advisory Agreement, the monthly compensation paid to Lyons is accrued daily on the average daily net assets of the Fund at the annual rate of 1.25% on the Fund’s average daily net assets.

In the interest of limiting expenses of the Fund, Lyons has entered into a contractual expense limitation agreement with the Trust. Pursuant to the expense limitation agreement, Lyons has agreed to waive or limit its fees and assume other expenses of the Fund so that the Fund’s ratio of total annual operating expenses is limited to 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class C shares for so long as Lyons serves as investment adviser to the Fund. This limitation does not apply to interest, taxes, brokerage commissions, and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. This arrangement will remain in effect unless a majority of the Independent Trustees terminate this agreement upon 90 days notice.

The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that (1) with respect to “organizational expenses” the reimbursement is made only for fees and expenses incurred not more than one year prior to the date of reimbursement; (2) with respect to “operational expenses” the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement;and (2) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded.

INVESTMENT ADVISORY AGREEMENT - The Adviser acts as the investment adviser to the Fund pursuant to an Advisory Agreement which has been approved by the Board (including a majority of the Trustees who are not parties to the agreement, or interested persons of any such party). Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s investment portfolio. The Adviser provides the Fund with investment advice, supervises the management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. In addition, the Adviser pays the salaries and fees of all officers of the Trust who are affiliated with the Adviser. Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% on the average daily net assets of the Fund.

The continuance of the Advisory Agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Trustees who are not interested persons of the Trust or the Adviser. The Adviser’s investment decisions are made subject to the direction and supervision of the Board. The Advisory Agreement provides that the Adviser shall not be liable to the Fund for any error of judgment by the Adviser or for any loss sustained by the Fund except in the case of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Fund or by either party upon 60 days’ written notice. No person other than the Adviser regularly furnishes advice to the Fund with respect to the desirability of the Fund’s investing in, purchasing or selling securities.

Other Funds and Accounts Managed.

As of ___________, 2015, the Adviser managed _______ other client accounts.

Conflicts of Interest

The Adviser does not believe that any material conflicts exist between the Fund and the Adviser’s other clients. If conflicts arise in the future, the Adviser will take all reasonably necessary precautions to prevent apparent or real conflicts of interest.

Portfolio Manager Compensation

Mr. Read is Portfolio Manager for the Fund. For his services, Mr. Read receives a fixed annual salary plus a bonus that is based on the profitability of the Adviser. In addition, as an owner of the Adviser, Mr. Read is entitled to receive distributions from the Adviser’s net profits. Mr. Read does not receive any special or additional compensation from the Adviser for his services.

As of As of ___________, 2015, Mr. Read, personally, did not own any shares of the Fund.

Mr. Louis A. Stevens is a co-Portfolio Manager for the Fund. For his services, Mr. Stevens receives a fixed annual salary plus a bonus that is based on the profitability of the Adviser. Mr. Stevens does not receive any special or additional compensation from the Adviser for his services.

As of As of ___________, 2015, Mr. Stevens, personally, did not own any shares of the Fund.

ADMINISTRATOR — ___________________, located at ____________________serves as the administrator of the Fund. USBFS supervises all aspects of the administrative operation of the Fund. USBFS receives a fee as a percentage of assets in the Fund

CUSTODIAN – ___________________, located at ____________________ serves as custodian for the Fund’s cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.

ACCOUNTING SERVICES – Pursuant to an Accounting Service Agreement (the “Accounting Agreement”), ___________________, located at ____________________ is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. ______ also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. _______ is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Trust, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. For its services as accounting agent, USBFS receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund against a minimum fee plus out-of-pocket expenses.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT – Pursuant to a Transfer Agent Agreement with the Trust, _____ acts as the Fund’s transfer and disbursing agent. ______ provides certain shareholder and other services to the Trust, including furnishing account and transaction information and maintaining shareholder account records. _____ is responsible for processing orders and payments for share purchases. _____ mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. _____ disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, _____ receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund against a minimum fee plus out-of-pocket expenses.

DISTRIBUTOR – _____, located at _____________ serves as the Fund’s principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the “Distribution Agreement”). _____ is registered as a broker-dealer and is a member of the Financial Industry National Regulatory Agency (“FINRA”). The offering of the Fund’s shares is continuous.

OTHER EXPENSES - The Fund pays certain operating expenses that are not assumed by the Adviser, the Trust or any of their respective affiliates. These expenses, together with fees paid to the Adviser, the Administrator, the Custodian, the Distributor and the Transfer Agent, are deducted from the income of the Fund before dividends are paid. These expenses include, but are not limited to, expenses of officers and Trustees who are not affiliated with the Adviser, the Trust or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, the expenses of reports to shareholders, shareholders’ meetings and proxy solicitations.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

The Fund’s assets are invested by the Adviser in a manner consistent with its investment objective, policies, and restrictions, and with any instructions the Board may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

U.S. Government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

In placing orders for the purchase and sale of portfolio securities for the Fund, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to, and in accordance with, any instructions the Board may issue from time to time. The Adviser will select broker-dealers to execute portfolio transactions on behalf of the Fund primarily on the basis of best price and execution.

When consistent with the objectives of prompt execution and favorable net price, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts that it manages, as opposed to solely benefiting one specific managed fund or account.

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the “1934 Act”)) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive brokerage and research services and other similar services from many broker-dealers with which the Adviser may place the Fund’s portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Adviser. Where the services referred to above are not used exclusively by the Adviser for research purposes, the

Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to the Adviser and its affiliates in advising a variety of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser and its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

As permitted by Section 28(e) of the 1934 Act, the Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Adviser’s authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. The Adviser does not currently intend to cause the Fund to make such payments. It is the position of the staff of the SEC that Section 28(e) does not apply to the payment of such greater commissions in “principal” transactions. Accordingly, the Adviser will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

PORTFOLIO TURNOVER

In order to qualify for the beneficial tax treatment afforded regulated investment companies, and to be relieved of Federal tax liabilities, the Fund must distribute substantially all of its net income to shareholders generally on an annual basis. Thus, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or borrow cash in order to satisfy the distribution requirement. The Fund does not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time they have been held.

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund’s portfolio whenever necessary, in the Adviser’s opinion, to meet the Fund’s objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be, under normal conditions, will be greater than 100%. If the Fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of taxable income or capital gains.

TAXATION

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this statement of additional information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. By so qualifying, the Fund will not incur federal income taxes on its net investment company taxable income and net capital gain to the extent distributed in a timely manner to shareholders in the form of dividends or capital gain distributions.

To qualify as a regulated investment company, the Fund must, among other things (a) derive in each taxable year at least 90% of its gross income from (I) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or other income derived with respect to its business of investing in such stock, securities or currencies and (ii) net income from interests in “qualified publicly traded partnerships” (as defined by the Code) ; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of (I) any one issuer; (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code); and (c) distribute to its shareholders at least 90% of its investment company taxable income, as defined by the Code, and 90% of its net exempt interest income each taxable year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years. Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal income tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (generally, 15%). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. We cannot assure you as to what percentage of the dividends paid on the shares will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

Distributions from the Fund, except in the case of distributions of qualified dividend income, as described above, or capital gain dividends, as described below, generally will be taxable to shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits.

Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from short-or long-term capital gains from the Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by the Fund. A distribution will be treated as paid on December 31st of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

Any redemption or exchange of the Fund’s shares is a taxable event and may result in a capital gain or loss. A gain or loss, if the shares are capital assets in the shareholder’s hands, will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed by “wash sale” rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may also be subject to state and local taxes.

Ordinarily, distributions and redemption proceeds paid to Fund shareholders are not subject to withholding of federal income tax. However, 28% of the Fund’s distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder’s taxpayer identification number or if the Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder’s status as an exempt recipient.

The foregoing discussion is only a summary of some of the tax considerations generally affecting the Fund and its shareholders and does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

VOTING AND OWNERSHIP OF SHARES

Each share of the Fund has one vote in the election of Trustees. Cumulative voting is not authorized for the Fund. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Fund and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

RULE18f-3 PLAN - The Board has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Trust for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund. At present, the Fund offers No-Load shares, charging a 12b-1 fee, and a 2% redemption fee on shares redeemed within 360 days.

DISTRIBUTION

In connection with the promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

PURCHASE OF SHARES

You may purchase shares of the Fund directly from _____. You may also buy shares through accounts with brokers or dealers and other institutions (“authorized institutions”) that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order.

Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the

Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Trust or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Trust and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

REDEMPTION OF SHARES

Redemption of shares, or payment for redemptions, may be suspended at times (a) when the NYSE is closed for other than customary weekend or holiday closings, (b) when trading on said exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits, provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.

Shareholders who purchased shares through a broker-dealer may also redeem such shares by written request to the Transfer Agent which shares are held by the Transfer Agent at the address set forth in the prospectus. To be considered in “good order”, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder’s Fund account number, including either the social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $5,000 or more or redemption proceeds are to be paid by someone other than the shareholder at the shareholder’s address of record, the signature(s) must be guaranteed by an “eligible guarantor institution,” which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder’s address of record. Share purchases and redemptions are governed by Delaware state law.

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions. The Fund’s procedure is to redeem shares at the NAV determined after the Fund or authorized institution receives the redemption request in proper order, less any applicable redemption fee. Payment will be made promptly, but no later than the seventh day following receipt of the redemption request in proper order.

SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectuses, the Fund offers the following shareholder services:

Regular Account - The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectuses to open your account.

Telephone Transactions - A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed. The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption or transfer bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder’s identity as the shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plans - Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at 1-8__-___-____.

Individual Retirement Account (“IRA”) - All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $4,000. Individuals who are, or become, at least 50 years old during the taxable year may contribute an additional $500 per year. A spouse who does not earn compensation can contribute up to $3,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA’s (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements or establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA - A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $4,000 per year. Individuals who are, or become, at least 50 years old during the taxable year may contribute an additional $500 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor’s Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $4,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $4,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirements Accounts - Please call the Trust to obtain information regarding the establishment of individual retirement plan accounts. The plan’s custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans.

DIVIDENDS AND DISTRIBUTIONS

Net investment income, if any, is declared as dividends and paid annually. Substantially all the realized net capital gains for the Fund, if any, are also declared and paid on an annual basis. Dividends and distributions are payable to shareholders of record at the time of declaration.

Distributions from the Fund are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

NET ASSET VALUE

The price per share of the Fund is referred to as the Fund’s “net asset value.” the method for determining the Fund’s net asset value is summarized in the prospectus in the text following the heading “When And How NAV Is Determined”. The net asset value of the Fund’s shares is determined on each day on which the NYSE is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year’s Day, President’s Day, Good Friday, Dr. Martin Luther King, Jr. Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both “total return” and “yield” figures are based on the historical performance of a fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

YIELD INFORMATION - From time to time, the Fund may advertise a yield figure. A portfolio’s yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio’s share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                       6
     Yield = 2[(a-b +1)-1]
                —
                cd

where:

a    =    dividends and interest earned during the period.
b    =    expenses accrued for the period (net of reimbursements).
c    =    the average daily number of shares outstanding
            during the period that were entitled to receive dividends.
d    =    the maximum offering price per share on the last day
            of the period.

The Fund’s yield, as used in advertising, is computed by dividing the Fund’s interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by the Fund’s NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund’s yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund’s financial statements.

TOTAL RETURN PERFORMANCE - Under the rules of the SEC, fund advertising performance must include total return quotes, “T” below, calculated according to the following formula:

           n
      P(1+T) = ERV

where:

P       =   hypothetical initial payment of $1,000
T      =   average annual total return
n      =   number of years (1,5 or 10)
ERV =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

The “average annual total returns (after taxes on distributions)” and “average annual total returns (after taxes on distributions and redemptions)” for the Fund’s Class R Shares will be included in the prospectus.

“Average annual total return (after taxes on distributions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax laws. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

“Average annual total return (after taxes on distributions and redemptions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

PERFORMANCE REPORTING - The Fund’s performance may be compared with the performance of other funds with comparable investment objectives, tracked by fund rating services or with other indexes of market performance. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; data provided by the Investment Company Institute; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund’s historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund’s 1-year, 3-year, 5-year, and 10- year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor’s and Moody’s Investor Service, Inc.

CDA/Weisenberger’s Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate the Fund’s performance. The Fund may, from time to time, refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor’s Business Daily, Kiplinger’s Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Legal matters in connection with the Trust, including the issuance of shares of beneficial interest of the Fund, are passed upon by Copeland & Covert, PLLC. _____________________ has been selected as the independent registered public accounting firm for the Fund.

OTHER INFORMATION

The Adviser for the Fund is registered as an investment adviser with the SEC. The Trust has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of the Fund or the Adviser by the SEC.

For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

FINANCIAL STATEMENTS

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

LYONS FUNDS
------------------

---------------------
1-800-___-____

The Fund’s audited financial statements and notes thereto for the year ended ________, 2015 and the unqualified report of ________________, the Fund’s independent registered public accounting firm, on such financial statements are included in the Fund’s Annual Report to Shareholders for the year ended ______________, 2015(the “Annual Report”) and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling 1-8__-___-____.

PART C - OTHER INFORMATION

ITEM 28. EXHIBITS

(a)	Declaration of Trust.

	(1)(A)	Certificate of Trust dated February 19, 2014, s filed herein as Exhibit 99a-1(A).

	(1)(B)	Amended Certificate of Trust, dated February 24, 2014, is filed herein as Exhibit 99a-1(B).

	(1)(C)	Declaration of Trust dated September 4, 2012, as filed with the Secretary of State of Delaware, is filed herein as Exhibit 99a-1(C).

(b)	By-Laws.

	(1)	The By-Laws of the Registrant are filed herein as Exhibit 99b-1.

(c)	Instruments Defining Rights of Security Holders.- See Declaration of Trust

(d)	Investment Advisory Contracts.

	(1)	Form of Investment Advisory Agreement dated _______, 2015 between Lyons Wealth Management, LLC and the Registrant on behalf of the Lyons Small Cap Fund will be filed by amendment.

(e)	Underwriting Contracts.

	(1)	Distribution Agreement dated _______, 2015 between _________________ and the Registrant will be filed by amendment.

(f)	Bonus or Profit Sharing Contracts.- Not Applicable.

(g)	Custodian Agreement.

	(1)	Custodian Agreement dated dated _______, 2015 between _________________ and the Registrant will be filed by amendment.

(h)	Other Material Contracts.

	(1)	Transfer Agency- Form of Transfer Agency Agreement dated _______, 2015 between _________________ and the Registrant will be filed by amendment.

	(2)	Fund Accounting- Form of Accounting Services Agreement dated _______, 2015 between _________________ and the Registrant will be filed by amendment.

	(3)	Fund Administration- Form of Fund Administration Agreement dated _______, 2015 between _________________ and the Registrant will be filed by amendment.

	(4)	Expense Limitation Agreements.

	(a)	Form of Expense Limitation Agreement dated _______, 2015 between Lyons Wealth Management, LLC and the Registrant will be filed by amendment.

	(5)	Powers-of-Attorney.- to be filed by amendment.

	(6)	Chief Compliance Officer Services Agreement- Form of Compliance Consulting Services Agreement dated _______, 2015 between _________________ and the Registrant will be filed by amendment.

	(7)	Shareholder Servicing Fee Agreement- Form of Shareholder Servicing Fee Agreement on behalf of the Lyons Small Cap Fund, dated ________, 2015, will be filed by amendment.

(i)	Legal Opinion.

	(1)	Form of Opinion of Counsel of Copeland & Covert, PLLC, dated _______, 2015, will be filed by amendment.

(j)	Other Opinions and Consents.

	(1)	Form of Consent Cohen Fund Audit Services, Ltd. will be filed by amendment.

(k)	Omitted Financial Statements.

Not Applicable.

(l)	Subscription Agreements.

	(1)	Form of Subscription Agreement dated ________, 2015 between Lyons Wealth Management, LLC and the Registrant on behalf of the Lyons Small Cap Fund will be filed by amendment.

(m)	Rule 12b-1 Plan.

	(1)	Form of Distribution Plan Pursuant to Rule 12b-1 on behalf of the Lyons Small Cap Fund’s Shares will be filed by amendment.

(n)	Rule 18f-3 Plan.

	(1)	Form of Lyons Funds 18f-3 Plan on behalf of the Lyons Small Cap Fund will be filed by amendment.

(o)	Reserved.

(p)	Codes of Ethics.

	(1)	Form of Code of Ethics of the Registrant will be filed by amendment.

	(2)	Form of Code of Ethics of Lyons Wealth Management, LLC (investment adviser for the Registrant) will be filed by amendment.

	(2)	Form of Code of Ethics of _________________ (the distributor for the Registrant) will be filed by amendment.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not applicable

ITEM 30. INDEMNIFICATION.

(a)
Indemnification. The Trust shall indemnify each of its Trustees and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and either (b) such Covered Person provides security for such undertaking, (c) the Trust is insured against losses arising by reason of such payment, or (d) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

(b)
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

The list required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature in which the investment adviser, and each director, officer or partner of such investment adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of the investment adviser’s Form ADV listed opposite such investment adviser’s name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser	Form ADV File Number

Lyons Wealth Management, LLC	801-70437

ITEM 32. PRINCIPAL UNDERWRITERS.

(a)	To be completed by amendment.

(b)	To be completed by amendment.

(c)	To be completed by amendment.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

(a)	To be completed by amendment.

ITEM 34. MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Parts A or B of this Form.

ITEM 35. UNDERTAKINGS.

Registrant hereby undertakes to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons if the Fund intends to raise its initial capital under Section 14(a)(3) [15U.S.C. 80a-14(a)(3).

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the 1940 Act, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Agreement and Declaration of Trust and By-Laws in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Lyons Funds (the “Trust”) has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Winter Park and the State of Florida on April 6, 2015.

LYONS Funds

      By: /s/ Sander Reed
SANDER REED
          President & Chairman

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Sander Reed	President & Chairman	April 6, 2015

/s/ Kerry Falconer	Treasurer	April 6, 2015

/s/ David Jones	Initial Trustee	April 6, 2015

EXHIBIT INDEX

Exhibit 99a-1(A)	Certificate of Trust
Exhibit 99a-1(B)	Amended Certificate of Trust
Exhibit 99a-1(C)	Declaration of Trust
Exhibit 99b-1	By-Laws